SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT          [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ] PRELIMINARY PROXY STATEMENT
[X] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14a-11(c) OF SECTION 240.14a-12


                                       THE EASTERN COMPANY
                                -----------------------------------------------
                    (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                        DONALD E. WHITMORE, JR.
                               -------------------------------------------------
                     (NAME OF PERSON(s) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] $125 PER EXCHANGE ACT RULES 0-11(c)(1)(ii), 14a-6(i)(1), OR 14a-6(j)(2)
[ ] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14a-6(i)(3).
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(4) AND 0-11.

  1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE

  2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:  NOT
APPLICABLE

  3) PER UNIT PRICE OF OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11;* NOT APPLICABLE

  4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE

    * SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.

[ ] CHECK THE BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER,
OF THE FORM OF SCHEDULE AND THE DATE OF ITS FILING.

  1) AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE
  2) FORM SCHEDULE OF REGISTRATION STATEMENT NO.:  NOT APPLICABLE
  3) FILING PARTY:  NOT APPLICABLE
  4) DATE FILED:  NOT APPLICABLE

THE EASTERN COMPANY
112 Bridge Street
Naugatuck, CT 06770

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 26, 1995

The Annual Meeting of the stockholders of The Eastern Company (the Company) will be held at the office of the Company, 112 Bridge Street, Naugatuck, Connecticut 06770, on Wednesday, the twenty-sixth day of April, 1995 at eleven o'clock in the a.m., local time, for the following purposes:

   1.  To elect two (2) directors.
   2.  To adopt the 1995 Executive Stock Incentive Plan.
   3. To approve the appointment by the Board of Directors of Ernst & Young LLP as independent auditors to audit the books and accounts for the current fiscal year.
   4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed February 24, 1995, as the record date for the determination of the common stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. In order that you may be represented at the meeting, please date, vote, sign, and mail promptly the enclosed proxy for which a postpaid return envelope is provided. If you attend the meeting and desire to vote in person, your proxy will not be used.
All stockholders are cordially invited to attend the meeting, and the management looks forward to seeing you there.

By order of the Board of Directors,


Donald E. Whitmore, Jr.
Secretary

March 20, 1995

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Company to be voted at the Annual Meeting of stockholders to be held on April 26, 1995. Shares represented by proxies properly signed and returned will be voted at the meeting. If a choice is specified in the proxy, the shares represented by the proxy will be voted in accordance with the specifications made. If no choice is specified, the shares represented by the proxy will be voted "FOR" the election of two directors, "FOR" the approval of the 1995 Executive Stock Incentive Plan and "FOR" the approval of the appointment of the auditors. Any proxy may be revoked at any time before it is voted. The Company is not aware of any matters other than those set forth herein which will be presented for action at the Annual Meeting. If other matters should be presented, the persons named in the proxy intend to vote such proxies in accordance with their best judgment.

The cost of solicitation of proxies will be borne by the Company. This solicitation by mail to the Company's stockholders (including this proxy statement and the enclosed proxy) began on approximately March 20, 1995. In addition to this solicitation by mail, officers and regular employees of the Company and its subsidiaries may make solicitation by mail, telephone or personal interviews, and arrangement may be made with companies, brokerage firms, and others to forward proxy material to their principals. The Company will defray the expenses of such additional solicitations.

Holders of common stock of record at the close of business on February 24, 1995, are entitled to vote at the meeting. On that date there were 2,775,085 shares of common stock outstanding, each share being entitled to one vote.

The following table sets forth, as of February 24, 1995, certain information with respect to the amount of the Company's outstanding securities beneficially held by the directors and officers of the Company as a group.

                                          Amount/Nature       Percent
                                          of Beneficial         of
             Title of Class                 Ownership          Class

          Common, No par value               390,614(1)         13.5%


(1) Reported shareholdings include 1,791 shares (less than .1% of the outstanding stock) owned by or in trust for a director's or an officer's spouse, and in which all beneficial interest has been disclaimed by the director or the officer. Directors and officers have sole voting and investment powers as to 388,823 shares (13.4% of the outstanding stock). Also included are stock options for 124,793 shares deemed exercised solely for purposes of showing beneficial ownership by such group.

    The following table sets forth, as of February 24, 1995, certain information with respect to any person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding securities.

                                                  Amount/Nature        Percent
                  Name/Address of                 of Beneficial           of
Title of Class    Beneficial Owner                  Ownership            Class

Common, No        Bank of Boston Connecticut       287,250 (1)            9.9%
par value         or one of its nominees
                  81 West Main Street
                  Waterbury, CT  06702

Common, No        Dimensional Fund                 203,400 (2)            7.0%
par value         Advisors, Inc.
                  1299 Ocean Avenue
                  Suite 650
                  Santa Monica, CA  90401

Common, No        The First National Bank of       178,726                6.2%
par value         Boston or one of its nominees
                  100 Federal Street
                  Boston, MA  02110

(1) Bank of Boston Connecticut holds 287,250 of these shares as Trustee under The Eastern Company pension plans for salaried and for hourly employees. The Trustee has exclusive authority and discretion to manage and control the assets of these respective funds and to exercise the right to vote shares of the Company's common stock held in these funds.

(2) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 203,400 shares of Eastern Company stock as of February 24, 1995, all of which are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.



STOCKHOLDER PROPOSAL

    Any stockholder who intends to present a proposal at the 1996 Annual Meeting of stockholders and desires that it be included in the Company's proxy material must submit to the Company a copy of the proposal on or before November 20,1995.

1. ELECTION OF TWO DIRECTORS

    Unless otherwise specified on the proxy, it is intended that the persons named in the proxy will vote your stock for two nominees to fill directorships for three-year terms which expire in 1998. Mr. Charles W. Henry and Mr. Donald
E. Whitmore, Jr. are current directors whose terms expire in 1995.  Mr. Michael
G. Sendzimir is not running for re-election due to retirement. No one is being nominated to replace Mr. Sendzimir since the number of Directors has been reduced from ten (10) to nine (9) by action taken by the Board of Directors on February 8, 1995 per authority under the corporate by-laws. If, for any reason, any of these nominees is not a candidate when the election occurs, it is intended that such proxies will be voted for any substituted nominees. However, this is not expected to occur. Approval of this resolution requires the affirmative vote of a majority of the voting power of the shares represented at the meeting which are entitled to vote on this matter. Directors will hold office for the term for which they are elected and until their respective successors are duly elected.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL
                     TO ELECT THESE TWO DIRECTORS

The names of the nominees for directors and of the directors whose terms continue after the meeting, together with certain information regarding them, are as follows:

NOMINATED FOR ELECTION AT 1995 ANNUAL MEETING
FOR A THREE YEAR TERM EXPIRING 1998

                                                                   Common
                                                                   Stock
                                                                   Beneficially
Name, Age and Positions       Principal Occupation                 Owned as of       Percentage
Presently Held with           During Past Five Years:    Director  February 24,      of
The Company                   Other Directorships        Since     1995 (1)          Class

#Charles W. Henry, 45         Partner                     1989        13,750              .5%
Director                      Kernan & Henry
                              Waterbury, CT
                              (Attorneys)
                              Gager & Henry 1976-1990
                              (Attorneys)

Donald E. Whitmore, Jr. 59    Vice President,             1980        35,376             1.2%
Director and Vice President,  Treasurer and Secretary
Treasurer and Secretary of    of the Company
the Company

                                      -3-

CONTINUING DIRECTORS

                                                                        Common
                                                                        Stock
                                                                        Beneficially
Name, Age and Positions       Principal Occupation                      Owned as of       Percentage
Presently Held with           During Past Five Years:    Director       February 24,      of
The Company                   Other Directorships        Since          1995 (1)          Class

John Everets, Jr. 48          Chairman of H.P.S.C. Inc.  1993           11,250            .4%
Director                      Boston, MA                 (Expires 1996)
                              (Financial Services)
                              Chairman and Co-Owner
                              Richardson Co. Inc.
                              1990-1993
                              Executive Vice President
                              Advest Inc. 1987-1990
                              Director:
                               H.P.S.C. Inc.

Ole K. Imset, 59              Director of Manufacturing  1991           11,550            .4%
Director                      Allen Bradley              (Expires 1997)
                              Rockwell International
                              Manchester, New Hampshire
                              (Manufacturing
                               Electronics)

*#+Leonard F. Leganza, 64     Financial and Business     1981           14,250            .5%
Director                      Consultant                 (Expires 1996)
                              Farmington, CT
                              Director:
                               American Medical
                                Management Inc.

*+Russell G. McMillen, 76     Chairman of the Company    1959          119,256           4.1%
Director and                                             (Expires 1996)
Chairman of
the Company

*+David C. Robinson, 52       President of the Robinson  1990           22,050            .8%
Director                      Company, Waterbury, CT     (Expires 1996)
                              (Employee Benefit
                              Consultants)
                              Director:
                              Engineered Sintering and
                              Plastics Inc.

*Stedman G. Sweet, 58         President and Chief        1976           74,994           2.6%
Director and President        Executive Officer          (Expires 1997)
of the Company                of the Company
                              Director:
                              Centerbank
                              Hubbard Hall, Inc.


#Donald S. Tuttle III, 46     Account Executive and      1988           11,850           .4%
Director                      Vice President, Paine      (Expires 1997)
                              Webber, Middlebury, CT
                              (Stock Broker)

*  Members of the Executive Committee.
#  Members of the Audit Committee.
+  Members of the Compensation Committee.

(1) Reported shareholdings include, in certain cases, shares owned by or in trust for a director's or nominee's spouse, and in which all beneficial interest has been disclaimed by the director or the nominee. Also, included, in certain cases, are stock options, which are deemed exercised solely for purposes of showing beneficial ownership.

  The Nominees who presently are directors and all directors whose terms continue after the meeting were elected to their present terms of office by stockholders.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the period ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


BOARD AND COMMITTEE STRUCTURE

The Company's Board of Directors has three standing committees, an Executive Committee, an Audit Committee and a Compensation Committee. During 1994 the Board of Directors had four (4) meetings.

The Executive Committee, acting with full authority of the Board of Directors, approved minutes, monthly operating reports, capital expenditures, banking matters, and other matters requiring immediate attention. Executive Committee meetings are generally scheduled for each month in which there is no Directors' Meeting. During 1994, six (6) Executive Committee Meetings were held.

The Audit Committee is responsible for reviewing and planning the scope of the audit of the Company as well as the review of the financial statements and the results of such audit. During 1994 there were two (2) meetings of the Audit Committee.

The Compensation Committee, responsible for management compensation and all related matters, and selecting the employees to be granted stock options, had two (2) meetings in 1994.

Non-employee directors receive $3,000 per year plus $700 for each meeting attended. Each non-employee member of the Executive Committee received an additional $1,000 per year plus $700 for each Committee meeting attended. Each non-employee member of the Audit and Compensation Committees received an additional $700 for each Committee meeting attended. Mr. Leganza, in a consulting capacity, received $4,580.10 for services and reimbursable expenses.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The members of the Compensation Committee are Russell G. McMillen, Chairman, and outside directors Leonard F. Leganza, David C. Robinson, and Michael G. Sendzimir. The Committee is responsible for setting compensation, the Executive Bonus Plan, stock options and all related matters. The Compensation Committee met twice in 1994.

The executive compensation program of the Company has been designed to:

Support a pay for performance policy that differentiates in compensation based upon corporate, business unit and individual performance.

Motivate key senior officers to achieve strategic business initiatives and reward them for their achievement.

Provide compensation opportunities which are in line with those offered by comparable companies, thus allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success.

Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in the ownership of common stock.

At present, the executive compensation program is comprised of salary, annual cash incentive opportunities and long-term incentive opportunities in the form of stock options.

As an executive's level of responsibility increases, a greater portion of that individual's potential total compensation opportunity is in the form of the Executive Bonus Plan that is tied to individual plant and overall corporate profit objectives and stock options which are intended to increase the motivation for an interest in the Company's long-term success as measured by the Company's share price and book value per share.

Effective January 3, 1994 the Compensation Committee increased the salary paid to Mr. Stedman G. Sweet, President and Chief Executive Officer by 3.1% based upon the level of achievement in line with the Company's executive compensation program.

Russell G. McMillen---Leonard F. Leganza---David C. Robinson
Michael G. Sendzimir

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Russell G. McMillen is a Director and Chairman of the Company. Although Mr. McMillen served on the Company's Compensation Committee, he did not participate in any decisions regarding his own compensation or benefits provided to him as an officer of the Company. During the three years ended in 1994 Mr. McMillen was not awarded any increase in compensation or benefits.

The following Summary Compensation Table includes Stedman G. Sweet, President and Chief Executive Officer, Russell G. McMillen, Chairman and Donald E. Whitmore, Jr., Vice President/Chief Financial Officer, the only three executive officers of The Eastern Company.

SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION       LONG TERM COMPENSATION
                                                            AWARDS


                                                        Other
                                                        Annual     Restricted               Payouts-          All Other
Name and                                             Compensation  Stock        Options/     LTIP          Compensation
Principal Position       Year      Salary       Bonus    ($)       Award(s)($)   SARs(#)    Payouts($)          ($)
- - -----------------------  ----      ----------  ------  --------    --------     --------    -------        ------------
(a)                       (b)      (c)          (d)      (e)        (f)           (g)        (h)                 (I)
Stedman G. Sweet,        1994      198,000     60,265   1,562        -             -          -                   -
CEO & President          1993      192,000     64,493   1,406        -             -          -                   -
                         1992      187,355(1)  64,227   1,203        -             -          -                   -

Russell G. McMillen,     1994      140,000        -       781        -             -          -              130,830(3)
Chairman                 1993      140,000        -       703        -             -          -              130,830
                         1992      142,692(1)     -       601        -             -          -              130,830

Donald E. Whitmore, Jr., 1994      122,500     23,086    1,562       -             -          -                  730(2)
V/P, Treas. & Sec'y      1993      119,000     21,960    1,406       -             -          -                   -
                         1992      115,581(1)  27,100    1,203       -             -          -                   -


(1)  Note: 1992 salary includes 53 weeks, 1994 and 1993 52 weeks.

(2) Mr. Sweet and Mr. Whitmore participated in the Company's 401(k) program and received Company contributions under the provisions of the plan.

(3) Mr. McMillen is receiving benefits under the joint and one-half survivor option of the Company's Pension Plan, amounting to $130,830 annually, since he reached age 70.5, in 1988, and was required under ERISA to start receiving his accrued benefits.

STOCK PERFORMANCE GRAPH

The following graph sets forth the Company's cumulative Total Shareholder Return
(TSR) based upon an initial $100 investment made on December 31, 1989 (i.e. stock appreciation plus dividends during the past five years) compared to the Wilshire 5000 Index and the S&P Manufacturing Diversified Index. The Company is a manufacturer of locks and diversified hardware engineered for use in industry, underground mining and construction. Consequently while the S&P Manufacturing Diversified Index being used for comparison is a standard index most closely related to the Company, it does not completely represent the Company's products or market applications. The Wilshire 5000 is a market index made up of 5,000 publicly-traded companies, including those having both large and small capitalization.


CUMULATIVE TOTAL RETURN CHART
Based on reinvestment of $100 beginning December 31, 1989


                        Dec-89    Dec-90    Dec-91    Dec-92    Dec-93    Dec-94
                        ------    ------    ------    ------    ------    ------
Eastern Company           $100      $107       $83      $102      $121      $135
Wilshire 5000             $100       $94      $126      $137      $153      $153
S&P Manufacturing         $100       $99      $122      $132       $16      $166
(Diversified Ind) Index


                                       -8-

EMPLOYMENT AGREEMENTS

Mr. Sweet and Mr. Whitmore each have an Employment Agreement with the Company through April 30, 1996. These Employment Agreements include basic annual compensation and benefits under the Company's other employee benefit programs. Mr. Sweet's and Mr. Whitmore's agreements also specifically include continued participation in the Company's Executive Bonus Plan. If the Company breaches its obligations to an executive during the term of the agreement, then the executive must be paid an amount equal to the sum of the executive's annual salary, his total compensation for the preceding fiscal year, and the amount of the benefits he would have earned under the Executive Bonus Plan (if any). However, if the executive's employment is terminated after a change in control of the Company, this amount cannot exceed 2.99 times his compensation averaged over the preceding five calendar years.


RETIREMENT BENEFITS

The Company maintains a pension plan for salaried employees. Under the plan, the amount of a member's annual normal retirement benefit is equal to 1% of total annual compensation applicable to each year of service and the sum of one half of one percent (0.5%) of average annual compensation plus one half of one percent (0.5%) of average annual compensation in excess of $10,000, multiplied by years of service not in excess of thirty (30). Average annual compensation means the average of the member's annual compensation for the five (5) consecutive calendar years prior to retirement which result in the highest average.

Presently Messrs. McMillen, Sweet and Whitmore have 53, 34 and 29 years of service, respectively. The estimated annual retirement benefits payable to benefits are based on the five year certain form of annuity.

Mr. McMillen has a Deferred Compensation Agreement under which the Company will pay him or his surviving spouse, upon his retirement from the Company, or death as the case may be, $2,561 per month for 180 months. In addition, in the event that a single person or entity or group of persons acting in concert acquire more than 50% of the shares of capital stock of the Company entitled to vote at all meetings of shareholders, then unless Mr. McMillen is a member of such group or a participant in such entity, the benefits payable under this agreement shall immediately become due and payable in full on demand by Mr. McMillen or, if he is not living, by his spouse if she is then living.

The Company has adopted an unfunded supplemental retirement plan (the SERP) for the benefit of Mr. Sweet. Under the terms of the SERP, Mr. Sweet will be entitled to receive a monthly retirement benefit equal to the excess of: (a) the benefit he would have received under the Company's qualified pension plan, determined without regard to the limitations on benefits imposed by the Internal Revenue Code; over (b) the benefit to which he is actually entitled under the Company's qualified pension plan, subject to the limitations on benefits imposed by the Internal Revenue Code.
The monthly retirement benefit under the SERP will begin upon Mr. Sweet's retirement at or after reaching age 65. The benefit may also begin on an earlier date, at a reduced amount. The benefit will be paid as an annuity over Mr. Sweet's life, with 60 monthly payments guaranteed. However, if Mr. Sweet is married at the time benefits start, the benefits will be actuarially adjusted and will be paid over the joint lives of Mr. Sweet and his wife.
The SERP also provides for the payment of benefits in the event of Mr.
Sweet's death or disability.

The Company has adopted an unfunded deferred compensation plan (the "DCP") for the benefit of Mr. Sweet. Under the terms of the DCP, Mr. Sweet will receive deferred compensation of $5,000 per month for a period of 180 consecutive months. These amounts will be payable if Mr. Sweet retires upon reaching age 65, or if he retires with the consent of the Company after reaching age 65. In addition, if the Company and Mr. Sweet agree, Mr. Sweet may retire prior to age 65 and may commence to receive the deferred compensation at that time. The DCP also provides for the payment of the deferred compensation in the event of Mr. Sweet's death prior to his termination of employment.


SIP PLAN

The Company maintains a savings and investment plan (the SIP Plan) for salaried employees. A salaried employee who is participating in the SIP Plan may execute a salary reduction agreement requiring the Company to reduce his or her taxable earnings by an amount of from 1% to 18% (but not in excess of $9,240 for reduction contribution which did not exceed 4% of his or her earnings. An employee is fully vested in his or her salary reduction contributions and the earnings on those contributions. An employee will become vested in any matching contributions, and the earnings thereon, over a period of years, with full vesting after completing five years of service. Employees who are participating in the SIP Plan may direct that their account balances be invested in either a bond fund, a stock fund, a money market fund, an Eastern common stock fund, or in more than one such investment fund in multiples of 10%.

EXECUTIVE BONUS PLAN

The Company maintains an Executive Bonus Plan under which both executive officers and Group Vice Presidents and divisional managers may earn annual cash bonuses in amounts up to 50% of their base salaries. For each 1% by which corporate pre-tax earnings exceed 6% of corporate net worth, a 2% bonus is earned with a maximum of 25% being earned when corporate pre-tax earnings reach 18.37% of corporate net worth. The Corporate Vice President/Chief Financial Officer's bonus, based on corporate pre-tax earnings, is limited to a maximum of 25% of base salary. A divisional manager generally may earn up to an additional 25% bonus calculated in the same manner but on the basis of divisional pre-tax earn and net worth, and corporate executives and Group Vice Presidents may earn an additional bonus calculated in this manner but based on the portion of their base salaries allocated to each division.


STOCK OPTIONS

On April 27, 1983, the stockholders approved the Incentive Stock Option Plan
(the "1983 Plan"), which by its terms expired on February 9, 1993.   No
additional options may be granted under the 1983 Plan. However, options previously granted remain exercisable in accordance with their terms.

On April 26, 1989, the stockholders approved The Eastern Company 1989 Executive Stock Incentive Plan (the "1989 Plan"), which by its terms will expire either on February 7, 1999 or upon any earlier termination date established by the Board of Directors. The 1989 Plan authorizes the granting of stock options to purchase shares of common stock, no-par value, of the Company. Under the 1989 Plan, incentive stock options may be granted to salaried officers and other key employees of the Company and its subsidiary corporations. The 1989 Plan also provides for the grant of non-qualified stock options to purchase 11,250 shares of common stock to each non-employee director of the Company upon his or her first election as a director. The total amount of such common stock which may be issued under options granted under this 1989 Plan shall not exceed in the aggregate 240,000 shares.

The purchase price of the shares subject to each option granted under the 1983 and 1989 Plans may not be less than the fair market value of the shares on the date of grant. Stock options may not be granted under the 1983 and 1989 Plans to any employee who owns more than 10 percent (10%) of the Company's voting stock at the time of such grant. Incentive stock options must be exercised by an optionee within ten (10) years and non-qualified stock options must be exercised within ten (10) years and one (1) month, after being granted. Moreover, options may not be exercised more than three (3) months after termination of employment or service as a director (except in the case of death, disability or a director's retirement after age sixty-five (65), in which event the option may be exercised within twelve (12) months after death, disability or the director's retirement after age sixty-five (65) ).

On February 8, 1995, the board of directors approved The Eastern Company 1995 Executive Stock Incentive Plan (the "1995 Plan"). The 1995 Plan is being submitted to the stockholders for their approval at the Annual Meeting. See
Item 2 on page 13.

No stock options were granted to the three executive officers of The Eastern Company during 1994. Mr. Sweet exercised an option for 10,950 shares of the Company stock on February 23, 1994 at a price of $9.08 per share. Based on a market price of $15.75 per share the realized value was $73,037. Mr. Whitmore exercised an option for 6,000 shares of the company stock on May 3, 1994 at a price of $9.08 per share. Based on a market price of $16.125 per share the realized value was $42,270. There are no stock appreciation rights (SAR) programs in place. The following table reflects unexercised stock options for these three individuals.



OPTION EXERCISES AND YEAR-END VALUE TABLE
Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value


                                                                   Value of
                                                  Number of       Unexercised
                                                 Unexercised      In-the-Money
                                                  Options at       Options at
                                                   FY-End(#)       FY-End($)(1)
                      Share
                   Acquired on       Value    1) Exercisable    1) Exercisable
Name               Exercise(#)  Realized($)   2) Unexercisable  2) Unexercisable
- - ------------------  ---------   ----------    ---------------   --------------
Stedman G. Sweet     10,950       73,037      1)    24,000      1)    87,000
CEO & President                               2)     6,000      2)    21,750

Russell G. McMillen       0            0      1)    10,950      1)    42,924
Chairman                                      2)         -      2)         -

Donald Whitmore, Jr.  6,000       42,270      1)    15,000      1)    55,260
Vice President,                               2)     3,000      2)    10,875
Treasurer & Secretary


(1)--Based on the fair market value of the common stock on January 1, 1995 of $13.00 per share and the option exercise prices ranging from $9.08 to $9.375 per share.

2.-ADOPTION OF EXECUTIVE STOCK INCENTIVE PLAN

Subject to stockholder approval, the board of directors on February 8, 1995 adopted The Eastern Company 1995 Executive Stock Incentive Plan (the "1995 Plan"). If the 1995 Plan is approved by the shareholders at the Annual Meeting, it will become effective as of April 26, 1995 and will expire by its terms on February 8, 2005 or upon any earlier termination date established by action of the board of directors. Approval of the 1995
Plan by the stockholders requires the affirmative vote of a majority of the votes cast on this matter at the
Annual Meeting.

The aggregate number of shares of common stock, no par value, of the Company (the "Common Stock") which may be subject to awards granted under the 1995 Plan may not exceed 250,000 shares. Notwithstanding the above, the maximum number of shares available for the grant of awards under the 1995 Plan, the shares subject to outstanding awards, and the purchase price of such shares will be proportionately adjusted in the event of changes in the Company's capital structure or any reorganization of the Company.


On March l, 1995, the fair market value of the Common Stock was $13.50 per share.

Employee Awards:

The 1995 Plan authorizes the grant of incentive stock options and non-qualified stock options to purchase shares of Common Stock and the grant of shares of restricted stock. Under the 1995 Plan, incentive stock options, non-qualified stock options and restricted stock may be granted to salaried officers and other key employees of the Company, whether or not such employees are also serving as directors of the Company. As of March l, 1995, approximately nine (9) salaried officers and other key employees were eligible to participate in the 1995 Plan.


With respect to the grant of stock options and shares of restricted stock to employees, an incentive compensation committee (the "Committee") will be appointed by the board of directors to administer the 1995 Plan. The Committee will consist of not less than three non-employee directors. Subject to the express provisions of the 1995 Plan, the Committee will select the employees to be awarded stock options and/or shares of restricted stock, will determine the number of shares subject to each award, will determine the time or times when each award will be granted, and will determine the time or times when each stock option may be exercised and when the restrictions on any shares of restricted stock will lapse.
The Committee will have full power and authority to interpret and administer the 1995 Plan with respect to the issuance of awards to employees. While no employees have yet been selected to receive awards under the 1995 Plan, it is intended that certain officers, including those identified in the Executive Compensation section, will participate in the 1995 Plan, and it is possible that they or other employees will receive 5% or more of such awards.

(a)  Stock Options:

Incentive stock options may not be granted under the 1995 Plan to any employee who owns more than ten percent (10%) of the Company's voting stock at the time of such grant. However, this restriction will not apply if the purchase price of the shares subject to such incentive stock option equals at least one hundred ten percent (110%) of the fair market value of the shares at the time of the grant of the option and the option is not exercisable after the expiration of five years from the date it is granted.

The purchase price of the shares of Common Stock subject to each incentive stock option granted to an employee may not be less than the fair market value of the shares on the date of grant. The purchase price of the shares of Common Stock subject to each non-qualified stock option granted to an employee will be established by the Committee at the time of the grant of the option.

Options will not be considered to be incentive stock options to the extent that the fair market value of the shares of Common Stock with respect to which the options are first exercisable during any calendar year (determined as of the date of grant of the options) exceeds $100,000. Therefore, if incentive stock options are granted under the 1995 Plan, the incentive stock options will be treated as non-qualified stock options to the extent that the fair market value of the Common Stock with respect to which the incentive stock options are first exercisable during any calendar year (determined as of the date of grant of the incentive stock options) exceeds $100,000. No such limitation applies to the grant of non-qualified stock options.

If an employee wishes to exercise an option in whole or in part, he or she must deliver to the Company the purchase price of each share to be acquired, payable either in cash, or by transferring to the Company previously-acquired shares of Common Stock having an aggregate fair market value equal to the purchase price, or by a combination of cash and such shares. However, if:
(a) an optionee delivers previously-acquired shares of Common Stock to the Company upon exercise of an option; (b) such shares are "statutory option stock" (as defined in Section 424(c)(3)(B) of the Internal Revenue Code of 1986, as amended); and (c) such shares were previously acquired by the optionee by the exercise of statutory stock options granted by the Company, then the date of payment with such shares must be at least two years from the date of grant of the statutory stock options and the optionee must have held the statutory option stock for at least one year.

The term of any stock options granted to employees under the 1995 Plan will expire on the date determined by the Committee. However, in no event may the term of an incentive stock option granted to an employee expire later than ten years from the date it is granted. No option may be exercised, either in whole or in part, after its term has expired. Moreover, in addition to these conditions, options granted pursuant to the 1995 Plan must be exercised within three months following the termination of employment of the optionee. The three month period is extended to one year if the termination is due to permanent and total disability, or if the optionee terminates employment at or after reaching age sixty-five (65). If the termination is due to the optionee's death, or if the optionee dies within the three month or one year period following his or her termination, the options may be exercised by the optionee's executors, administrators or heirs within the one year period following the optionee's death. Options are not transferable except by will or the laws of descent and distribution.

An employee who is granted an incentive stock option will not be subject to Federal income tax at the time of grant or upon exercise of the option, and the Company will not be entitled to a tax deduction by reason of the grant or the exercise of the option, provided no disposition of the shares acquired upon exercise of the option is made by the optionee within two years from the date of the grant nor within one year after the transfer of the shares to the optionee. In the event the above holding periods are met, gain or loss on the subsequent sale of the shares will generally be capital gain or loss. In the event the above holding periods are not met, the excess of the shares' fair market value on the exercise date over the option price is considered taxable compensation to the employee (limited, however, in the event of a sale, to the excess of the sales price over the option price). Any remaining gain realized on the disposition of the shares is taxable to the employee as capital gain. The Company is entitled to a tax deduction for the amount taxable to the employee as compensation (subject to the limitation on deductibility for excessive employee remuneration). If an employee exercises an incentive stock option and makes payment therefor with shares of the Company's common stock, the employee should consult his tax advisor to determine if he must recognize gain or loss at the time of exercise. If payment is made with shares acquired by the employee through the exercise of statutory stock options and with respect to which the above holding periods are not met, the employee will be subject to tax on those shares as described above.

In the case of non-qualified stock options, the optionee will realize compensation income at the time of exercise of the option to the extent of the excess of the fair market value of the Common Stock at the time of exercise over the option price. Subsequent appreciation or depreciation in the value of the stock is taxed as capital gain or loss. Moreover, upon exercise of a non-qualified stock option, the Company may deduct an amount equal to the compensation income realized by the optionee upon exercise of the option (subject to the limitation on deductibility for excessive employee remuneration).

(b)  Restricted Stock:

The 1995 Plan authorizes the grant of restricted stock to employees. The Committee determines the restrictions which will apply to the stock and whether the employee must pay an amount to acquire the stock. The committee can set the required payment at any amount (including zero). The required amount may be paid at any time, but no later than sixty (60) days after the date on which the restrictions lapse.

Upon the later of the date of grant of the restricted stock or the payment of the required amount (if any), the Company will issue a stock certificate for the shares of restricted stock and the employee will thereafter have the rights of a shareholder (subject to the applicable restrictions). While the stock is subject to restrictions, any certificates issued will be held by the Secretary of the Company, along with a stock power endorsed in blank by the employee. Following the lapse of the restrictions, new certificates will be issued to the employee free and clear of all restrictions.

If an employee terminates employment, any shares of restricted stock then subject to restrictions will be forfeited. However, if the termination is due to death or disability, the restrictions will lapse upon the employee's death or disability and the stock will be transferred to the employee (or his or her successor) free and clear of all restrictions. The Committee can also provide that any applicable restrictions will lapse on the occurrence of any other event which it deems to be appropriate.

Awards of restricted stock are generally not taxable to an employee until the restricted stock is no longer subject to a substantial risk of forfeiture. An employee may elect under Section 83(b) of the Code, however, to have an amount equal to the difference between the fair market value of the stock on the date of grant and the employee's cost taxed as ordinary compensation income at the time of grant, with any future appreciation taxed as capital gain. In the absence of such an election, upon the lapse of any applicable restrictions, an employee will recognize ordinary compensation income to the extent that the fair market value of the Common Stock on the date the restrictions lapse exceeds the employee's cost. Subsequent appreciation in the value of the restricted stock is taxable as capital gain to the employee. To the extent that the employee recognizes ordinary compensation income, the Company will generally receive a corresponding tax deduction (subject to the limitation on deductibility for excessive employee remuneration).

Non-employee Director Awards:

The 1995 Plan also provides for the grant of non-qualified stock options to each non-employee director of the Company who is first elected to the board of directors on or after the date on which the shareholders approve the 1995 Plan. Any current director of the Company who is reelected to a consecutive term of office will not be granted any additional non-qualified stock options under the 1995 Plan. Therefore, no individual who is a nominee for election to the board of directors at the Annual Meeting will be granted any non-qualified stock options under the 1995 Plan.

With respect to those non-employee directors who will first be elected to the board of directors after the adoption of the 1995 Plan, the 1995 Plan provides that non-qualified stock options to purchase 11,250 shares of Common Stock will automatically be granted to each such director. These options will be granted on the first day of the calendar month following the date of the director's election. No non-employee director who is reelected to consecutive terms of office will be granted an option upon his reelection. However, a non-employee director who is reelected to a non-consecutive term of office which begins after the adoption of the 1995 Plan will be granted a non-qualified stock option to purchase 11,250 shares of Common Stock. The Secretary of the Company will perform all of the ministerial duties necessary to effectuate the issuance of non-qualified stock options to non-employee directors. However, the Secretary cannot exercise any discretion regarding the administration of the granting of such options to non-employee directors.

The purchase price of the shares of Common Stock subject to each non-qualified stock option granted to a non-employee director will equal the fair market value of the shares on the date of grant.

If a non-employee director wishes to exercise a non-qualified stock option in whole or in part, he or she must deliver to the Company the purchase price of each share to be acquired, payable either in cash, or by transferring to the Company previously-acquired shares of Common Stock having an aggregate fair market value equal to the purchase price, or by a combination of cash and such shares.

The term of a non-qualified stock option granted to a non-employee director will expire ten years and one month from the date it is granted. No option may be exercised, either in whole or in part, after its term has expired. Moreover, in addition to these conditions, options granted to non-employee directors pursuant to the 1995 Plan must be exercised within three months following the termination of the optionee's service as a member of the board of directors. The three month period is extended to one year if the termination is due to permanent and total disability, or if the optionee terminates service as a non-employee director at or after reaching age sixty-five (65). If the termination is due to the optionee's death, or if the optionee dies within the three month or one year period following his or her termination, the options may be exercised by the optionee's executors, administrators or heirs within the one year period following the optionee's death. Options are not transferable except by will or the laws of descent and distribution.

In the case of non-qualified stock options granted to non-employee directors, the optionee will realize compensation income at the time of exercise of the option to the extent of the excess of the fair market value of the Common Stock at the time of exercise over the option price. Subsequent appreciation or depreciation in the value of the stock is taxed as capital gain or loss. Moreover, upon exercise of a non-qualified stock option, the Company may deduct an amount equal to the compensation income realized by the optionee upon exercise of the option.

Other Provisions of the 1995 Plan:

The board may amend, suspend or discontinue the 1995 Plan, but may not, without the prior approval of the Company's shareholders, make any amendment which operates to: (a) abolish the Committee, change the qualification of its members or withdraw its authority to interpret or administer the 1995 Plan as regards the issuance of stock options and shares of restricted stock to employees; (b) make any material change in the class of eligible employees or non-employee directors under the 1995 Plan; (c) increase the total number of shares for which awards may be granted under the 1995 Plan, except as otherwise permitted in the event of a change in the Company's capitalization;
(d) extend the term of the 1995 Plan or the maximum option period; or (e) decrease the minimum incentive stock option price or the non-qualified stock option price for non-employee directors. In addition, the board may not, more than once every six months, amend those provisions of the 1995 Plan which relate to the eligibility of non-employee directors to receive non-qualified stock options and the purchase price of those options.

The shareholders' adoption of the 1995 Plan will have no impact on the grant of stock options to employees under The Eastern Company Incentive Stock Option Plan (which was approved by the shareholders of the Company at their meeting held on April 27, 1983) (the "1983 Plan") or under The Eastern Company 1989 Executive Stock Incentive Plan (which was approved by the shareholders of the Company at their meeting held on April 26, 1989) (the "1989 Plan").
Therefore, stock options may still be granted to employees pursuant to the terms of these plans, subject to the limitations set forth therein. However, upon the adoption of the 1995 Plan, non-employee directors of the Company will no longer be eligible to receive non-qualified stock options under the terms of the 1989 Plan. The 1983 Plan does not permit the grant of stock options to directors.

The foregoing is a brief summary of some of the provisions of The Eastern Company 1995 Executive Stock Incentive Plan and is qualified in its entirety by the text of the 1995 Plan, a copy of which is attached hereto as Exhibit "A". Reference to such exhibit should be made for a more complete description of the 1995 Plan.

The board of directors of the Company believes that the growth and success of the Company can be enhanced by the proper use of stock option and restricted stock incentives for present and future key employees of the Company. In addition, stock option incentives for non-employee directors will assist the Company by encouraging qualified individuals to become members of the board of directors of the Company. It is anticipated that the 1995 Plan will motivate the optionees to achieve significant gains in the Company's operating results through appropriate long-term strategies, planning and implementation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF
THE EASTERN COMPANY 1995 EXECUTIVE STOCK INCENTIVE PLAN.

3.-APPOINTMENT OF INDEPENDENT AUDITORS

Audit services of Ernst & Young LLP for the fiscal year ending December 31, 1994 included an audit of the consolidated financial statements of the Company and its subsidiaries; assistance and consultations in connection with filing the Form 10-K annual report with the Securities and Exchange Commission; consultation on financial accounting and reporting matters; and meeting with the Audit Committee.

All audit services provided by Ernst & Young LLP in 1994, which were similar to the audit services provided in prior years, were approved in advance of the work being performed.

The Board of Directors desire to continue the services of this firm for the current fiscal year. Accordingly, the management will recommend at the meeting that the stockholders approve the appointment by the Board of Directors of the firm of Ernst & Young LLP to audit the accounts of the Company and its subsidiaries for the current year. Approval of this resolution requires the affirmative vote of a majority of the voting power of the shares represented at the meeting which are entitled to vote on this matter.

Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to speak as well as respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL
TO APPOINT INDEPENDENT AUDITORS


4. OTHER BUSINESS

It is not intended to present to the meeting any business other than the election of directors and the proposals referred to in this statement. The management knows of no other matters which will be presented for action at the Annual Meeting.


By order of the Board of Directors,


Donald E. Whitmore, Jr.
Secretary
March 20, 1995

EXHIBIT 'A'

THE EASTERN COMPANY
1995 EXECUTIVE STOCK INCENTIVE PLAN


1. Purpose. The purpose of this Plan is to promote the interests of The Eastern Company and its shareholders by providing a method whereby executives and other key employees of the Company may become owners of the Company's common stock by the exercise of Incentive Stock Options or Non-qualified Stock Options or the grant of shares of Restricted Stock, and thereby increase their proprietary interest in the Company's business, encourage them to remain in the employ of the Company and increase their personal interest in its continued success and progress. In addition, another purpose of the Plan is to promote the interests of the Company by providing a method whereby non-employee directors of the Company may become owners of the Company's common stock by the exercise of Non-qualified Stock Options, and thereby encourage qualified individuals to become members of the Board of Directors of the Company.


2. Definitions. As used herein, the following terms shall have the following meanings:

(a) Award shall mean the grant of an Incentive Stock Option, a Non-qualified Stock Option or Restricted Stock as authorized by Section 4.

(b) Award Agreement shall mean an agreement described in Section 7 of the Plan which is entered into between the Company and an Employee or a Non-employee Director and which sets forth the terms, conditions and limitations applicable to an Award granted hereunder.


(c)  Board shall mean the board of directors of The Eastern Company.

(d)  Code shall mean the Internal Revenue Code of 1986, as amended.

(e) Committee shall mean the Incentive Compensation Committee of the Board or any successor committee with substantially the same responsibilities.

(f) Company shall mean The Eastern Company and each "parent or subsidiary corporation" of The Eastern Company (as those terms are defined in Section 424 of the Code).

(g) Disability shall mean the inability of an Employee or Non-employee Director to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death and which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as defined in Section 22(e)(3) of the Code.

(h) Eastern Common Stock shall mean the common stock, no par value, of The Eastern Company.

(I)  Employee shall mean an employee of the Company.

(j) Fair Market Value shall mean the reported price at which Eastern Common Stock was last traded on the day on which such value is to be determined (or, if there are no reported trades on such day, the last previous day on which there was a reported trade).

(k) Incentive Stock Option shall mean a Stock Option which complies with all of the requirements for incentive stock options set forth in Section 422 of the Code and which may be issued pursuant to Section 6.1.

(l) Non-employee Director shall mean a director of The Eastern Company who is not an Employee.

(m) Non-qualified Stock Option shall mean a Stock Option which does not comply with all of the requirements for incentive stock options set forth in
Section 422 of the Code and which may be issued pursuant to Section 6.1 or
Section 6.3.

(n) Restricted Stock shall mean shares of Eastern Common Stock which have certain restrictions attached to the ownership thereof and which may be issued pursuant to Section 6.2.

(o) Stock Option shall mean a right granted pursuant to the Plan to purchase a specified number of shares of Eastern Common Stock at a specified price during a specified period of time. Stock Options may be either Incentive Stock Options or Non-qualified Stock Options.


3.  Administration.

(a) In order to administer the issuance of Awards to Employees pursuant to the Plan, there shall be a Committee which is appointed by the Board and which consists of not less than three non-employee directors of the Company, each of whom shall be a "disinterested person" as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission, as it may be amended from time to time. Subject to the express provisions of the Plan, the Committee shall select the Employees to be granted Awards, shall determine the number of shares subject to each Award, shall determine the time or times when each Award will be granted, shall determine the time or times within which any Stock Options may be exercised or any restrictions on shares of Restricted Stock may lapse, and shall determine the form and content of the Award Agreements (including, but not limited to, such terms, conditions and limitations as the Committee may deem to be required by applicable law).

The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to interpret the provisions of the Plan and administer the issuance of Awards to Employees under the Plan. All decisions of the Committee hereunder shall be either by the affirmative vote of a majority of the members of the Committee at a meeting called for such purpose or by a writing signed by all of the members of the Committee.
Subject to any applicable provisions of the Company's bylaws, all such decisions shall be final and binding on all persons including the Company, its shareholders, employees and optionees.

(b) In order to administer the issuance of Non-qualified Stock Options to Non-employee Directors pursuant to the Plan, the Secretary of the Company shall take all steps necessary or desirable to carry out the provisions of the Plan. Subject to the express provisions of the Plan, the Secretary of the Company shall issue Non-qualified Stock Options to Non-employee Directors at the time or times set forth in, and in accordance with the terms of, the Plan, and shall determine the form and content of the Award Agreements (including, but not limited to, such terms, conditions and limitations as the Secretary shall deem to be required by the Plan or applicable law). Notwithstanding anything else herein to the contrary, the Secretary of the Company shall exercise no discretion regarding the administration of the grant of Non-qualified Stock Options to Non-employee Directors, the eligibility of Non-employee Directors to participate in the Plan, the time when Non-qualified Stock Options shall be granted to such Non-employee Directors, the number of shares subject to such Non-qualified Stock Options, the option price, or the term of such options.


4.  Eligibility.

(a) The Employees who shall be eligible to participate in the Plan and receive Incentive Stock Options, Non-qualified Stock Options and/or shares of Restricted Stock shall consist of those salaried officers and other key employees (whether or not directors) of the Company who are selected by the Committee.

More than one Award may be granted to the same Employee. An Award intended as an Incentive Stock Option shall not be granted under this Plan to an Employee who, at the time of such grant, owns (actually and constructively) more than ten percent (10%) of the Eastern Common Stock unless the purchase price of the shares subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the fair market value of the shares at the time of the granting of the Incentive Stock Option and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date it is granted.

(b) Each Non-employee Director of the Company who is first elected to the Board on or after the date on which this Plan is approved by the shareholders of the Company shall automatically be granted, on the first business day of the calendar month following his election, a Non-qualified Stock Option to purchase 11,250 shares of Eastern Common Stock. Notwithstanding anything else herein to the contrary, a Non-employee Director elected to consecutive terms of office shall not be granted a Non-qualified Stock Option upon his reelection. However, a Non-employee Director elected to non-consecutive terms of office shall be granted a Non-qualified Stock Option upon his reelection following the period during which he was not a member of the Board.

The Non-qualified Stock Options granted to a Non-employee Director of the Company under the terms of this Plan shall be in lieu of any Non-qualified Stock Options which the Non-employee Director may be eligible to receive under the terms of The Eastern Company 1989 Executive Stock Incentive Plan (the "1989 Plan"). On and after the date of adoption of this Plan, no Non-qualified Stock Options will be granted to any Non-employee Directors under the terms of the 1989 Plan.

5. Shares Subject to the Plan. The shares subject to the Awards granted under this Plan shall be authorized but unissued shares, or treasury shares, of Eastern Common Stock. The total amount of Eastern Common Stock which may be issued under Awards granted under this Plan shall not exceed in the aggregate 250,000 shares. If an Award lapses, expires, terminates, ceases to be exercisable or is forfeited in whole or in part, or if any stock acquired pursuant to any Award (other than one intended as an Incentive Stock Option) is reacquired by the Company without the payment of consideration, the shares subject to but not issued under such Award or so reacquired shall be available for the grant of other Awards.


6.  Awards.  Awards may include those described in this Section 6.

   6.1  Stock Options for Employees.

   (a) The purchase price of the shares subject to each Incentive Stock Option granted to an Employee shall not be less than one hundred percent (100%) of the Fair Market Value of Eastern Common Stock at the time of the granting of the Stock Option. The purchase price of the shares subject to each Non-qualified Stock Option granted to an Employee shall be established by the Committee at the time of the granting of the Non-qualified Stock Option.

   (b) The term of a Stock Option granted to an Employee shall expire on such date as is determined by the Committee; provided, however, that no Incentive Stock Option shall be exercisable in whole or in part after ten years from the date it is granted.

   Each Stock Option granted under this Plan may be exercised only during the continuation of the optionee's employment with the Company, except as provided in Section 6.1(c) hereof. The Committee may, in its discretion, provide that a Stock Option granted to an Employee may not be exercised in whole or in part for any period or periods of time specified by the Committee.

   An Employee's exercise of a Non-qualified Stock Option shall not affect the exercise of any Incentive Stock Option.

   (c) Any Stock Option, the period of which has not theretofore expired, shall terminate at the time of the death of the optionee, or at the time of the termination for any reason of his employment with the Company, and no shares may thereafter be issued pursuant to such Stock Option; provided, however, that, subject to the condition that no Incentive Stock Option may be exercised in whole or in part after ten years from the date it is granted:

       (I) upon such a termination of employment (other than by death), the optionee may, within three months after the date of such termination, exercise such Stock Option in whole or in part; provided, however, that: (A) if such termination is due to Disability, such three month period shall be extended to one year; and (ii) if an optionee terminates employment due to retirement at or after attaining age sixty-five (65), such three month period shall be extended to one year; and

       (ii) upon the death of any optionee either prior to such a termination of employment, or within the three month or one year period referred to in (i) above, such optionee's estate or the person or persons to whom such optionee's rights under the Stock Option are transferred by will or the laws of descent and distribution may, within one year after the date of such optionee's death, exercise such Stock Option in whole or in part.

   (d) The purchase price of each share shall, at the time of exercise of any Stock Option, be paid in full in cash, or with previously acquired shares of Eastern Common Stock having an aggregate fair market value at such time equal to the purchase price, or in cash and such shares. Notwithstanding the above, in connection with the exercise of an Incentive Stock Option, payment with shares of Eastern Common Stock which constitute "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) and which were previously acquired by the optionee by the exercise of options granted under the Plan or any other stock option plan shall be permitted only if the date of such payment is at least two years from the date of grant of the options under the Plan or such other stock option plan and such shares were held by the optionee for at least one year.

   (e) Upon the exercise of a Stock Option, a certificate or certificates representing the shares of Eastern Common Stock so purchased shall be delivered to the person entitled thereto.

   (f) An optionee shall have no rights as a shareholder with respect to shares subject to his Stock Option until such shares are issued to him and are fully paid, and no adjustment will be made for dividends or other rights for which the record date is prior thereto.

  (g) Each Stock Option granted under this Plan shall by its terms be non-transferable by the optionee other than by will or the laws of descent and distribution and, during the lifetime of the optionee, be exercisable only by him.

  6.2  Restricted Stock for Employees.

   (a) Restricted Stock are shares of Eastern Common Stock that are issued to an Employee and are subject to such terms, conditions and restrictions as the Committee deems appropriate. Such terms, conditions and restrictions may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock. The Committee may provide for the lapse of any such terms, conditions and restrictions, or may waive any such terms, conditions or restrictions, based on such factors or criteria as the Committee may determine.

   (b) If an Employee receives a grant of Restricted Stock, and if the Employee desires to accept such grant, then the Employee shall pay to the Company, in cash, an amount determined by the Committee. In the event of the grant of Restricted Stock representing issued shares of Eastern Common Stock or shares of Eastern Common Stock having no par value, such amount may be greater than or equal to zero. In the event of the grant of Restricted Stock representing authorized but unissued shares of Eastern Common Stock having a par value, such amount shall not be less than the par value of the shares of Restricted Stock so granted. Such amount may be paid at any time prior to the sixtieth (60th) day following the lapse of the restrictions applicable to the shares of Restricted Stock.

   (c) After receipt of any payment required by the Committee in connection with the grant of shares of Restricted Stock, or as of the date of grant of shares of Restricted Stock if no such payment is required, then the Company shall issue to the Employee a certificate or certificates representing the shares of Restricted Stock so granted. The certificates shall be imprinted with a legend stating that the shares of Eastern Common Stock represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Plan, and each transfer agent of the Eastern Common Stock shall be informed of such restrictions. In aid of such restrictions, the Employee shall, immediately upon receipt of the certificate or certificates, deposit such certificate or certificates (together with a stock power or instrument of transfer appropriately endorsed in blank) with the Secretary of the Company to be held in escrow. In the event the restrictions applicable to such shares of Restricted Stock lapse, the certificate or certificates shall be delivered to the Employee free and clear of all such restrictions. In the event the shares of Restricted Stock are forfeited, the certificate or certificates shall be delivered to the Company.

   (d) Upon issuance of a certificate or certificates representing shares of Restricted Stock in accordance with the provisions of Section 6.2(c), the Employee shall thereupon be deemed to be a shareholder with respect to all of the shares of Eastern Common Stock represented by such certificate or certificates. The Employee shall thereafter have, with respect to such shares of Restricted Stock, all of the rights of a shareholder of the Company (including the right to vote the shares of Restricted Stock and the right to receive any cash or stock dividends on such Restricted Stock).

   (e) In the event that an Employee terminates his employment with the Company, then any shares of Restricted Stock still subject to restrictions on the date of such termination of employment shall automatically be forfeited; provided, however, that, upon the termination of an Employee's employment due to death or Disability, all restrictions applicable to shares of Restricted Stock in which such Employee has rights at the time of his death or Disability shall lapse and the shares of Restricted Stock shall be issued to such Employee (or the person or persons to whom such Employee's rights under the Restricted Stock are transferred by will or the laws of descent and distribution) free of all restrictions and freely transferable.

   (f) Each share of Restricted Stock granted under this Plan shall by its terms be non-transferable by the Employee, other than by will or the laws of descent and distribution, until the restrictions applicable to such shares have lapsed. While shares of Restricted Stock remain subject to restrictions, all rights with respect to such shares shall be exercisable during an Employee's lifetime only by him.

  6.3  Non-qualified Stock Options for Non-employee Directors.

   (a) The purchase price of the shares subject to each Non-qualified Stock Option granted to a Non-employee Director shall be one hundred percent (100%) of the Fair Market Value of Eastern Common Stock at the time of the granting of the Stock Option.

   (b) The term of a Non-qualified Stock Option granted to a Non-employee Director shall expire ten years and one month from the date it is granted.

   Each Non-qualified Stock Option granted to a Non-employee Director under this Plan may be exercised only during the continuation of the optionee's service as a Non-employee Director, except as provided in Section 6.3(c) hereof. A Non-qualified Stock Option granted to a Non-employee Director may be exercised in whole at any time, or in part from time to time, during its term.

   (c) Any Non-qualified Stock Option granted to a Non-employee Director, the period of which has not theretofore expired, shall terminate at the time of the death of the optionee, or at the time of the termination of his service as a member of the Board, and no shares may thereafter be issued pursuant to such Stock Option; provided, however, that, subject to the condition that no Non-qualified Stock Option granted to a Non-employee Director may be exercised in whole or in part after ten years and one month from the date it is granted:

       (i) upon such a termination of service as a director (other than by death), the optionee within three months after the date of such termination, exercise such Stock Option in whole or in part; provided, however, that: (A) if such termination is due to Disability, such three month period shall be extended to one year; and (ii) if an optionee terminates service as a director at or after attaining age sixty-five (65), such three month period shall be extended to one year with respect to any Non-qualified Stock Options granted to the optionee as the result of his service as a Non-employee Director; and

       (ii) upon the death of any optionee either prior to such a termination of service as a director, or within the three month or one year period referred to in (i) above, such optionee+s estate or the person or persons to whom such optionee's rights under the Non-qualified Stock Option are transferred by will or the laws of descent and distribution may, within one year after the date of such optionee's death, exercise such Non-qualified Stock Option in whole or in part.

   (d) The purchase price of each share shall, at the time of exercise of any Non-qualified Stock Option, be paid in full in cash, or with previously acquired shares of Eastern Common Stock having an aggregate fair market value at such time equal to the purchase price, or in cash and such shares.

   (e) Upon the exercise of a Non-qualified Stock Option, a certificate or certificates representing the shares of Eastern Common Stock so purchased shall be delivered to the person entitled thereto.

   (f) An optionee shall have no rights as a shareholder with respect to shares subject to his Non-qualified Stock Option until such shares are issued to him and are fully paid, and no adjustment will be made for dividends or other rights for which the record date is prior thereto.

   (g) Each Non-qualified Stock Option granted to a Non-employee Director under this Plan shall by its terms be non-transferable by the optionee other than by will or the laws of descent and distribution and, during the lifetime of the optionee, be exercisable only by him.


  7. Award Agreements. Each Award granted under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Eastern Common Stock subject to the Award, and such other terms and conditions applicable to the Award as are required by or are consistent with the terms of the Plan. By acceptance of an Award, each Employee or Non-employee Director (as the case may be) thereby agrees to such terms and conditions and to the terms of this Plan pertaining thereto.

  8. Term of Plan. This Plan shall terminate ten years after the date of its approval by the shareholders of the Company or its adoption by the Board, whichever date is earlier, or upon any earlier termination date established by action of the Board, and no Awards shall be granted thereafter. Such termination shall not affect the validity of any Awards then outstanding.


  9.  Exercise of Awards.

   (a) The exercise of any Award shall be by written notice to the Committee which shall contain the following statement:

   "By virtue of my position with The Eastern Company, I have access to the kind of financial and other information about The Eastern Company as would be contained in a registration statement filed under the Securities Act of 1933"+

   (b) In the absence of an effective registration statement under the Securities Act of 1933, as amended, (the "Act") at the time of the grant of an Award, each Employee or Non-employee Director (as the case may be), by accepting the Award, represents and agrees for himself, his estate and his transferees by will or under the laws of descent and distribution that all shares of stock acquired pursuant thereto shall be acquired for investment and not with a view to further distribution or for purposes of resale. Exercise of any Award shall be by written notice which, in the absence of an effective registration statement under the Act, shall contain a statement in substantially the following form:

   "I am acquiring these shares for my own account for investment and not with a view toward distribution in a manner which would require registration under the Securities Act of 1933, and I do not presently have any reason to anticipate any change in my circumstances or other particular occasion or fact which would cause me to sell the shares being acquired. I agree that the certificates representing these shares, in the absence of such an effective registration statement, may be marked with a legend reading as follows:

      'The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under said Act.'''

   To the extent required by the securities laws, all shares acquired pursuant to any Award shall be marked with the foregoing legend.


  10.  Adjustment of Shares Subject to Award and Exercise Price.

   (a) Subject to any required action by the Company's shareholders, the number of shares of Eastern Common Stock subject to each outstanding Award, and the exercise price per share thereof in each such Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Eastern Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on such common stock) or any other increase or decrease in the number of such shares effected without receipt of full consideration by the Company.

   (b) Subject to any required action by the Company's shareholders, the aggregate number of shares of Eastern Common Stock subject to this Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares of Eastern Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on such common stock) or any other increase or decrease in the number of such shares effected without receipt of full consideration by the Company.

   (c) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any reorganization or consolidation, each outstanding Award shall pertain to and apply to the securities to which a holder of the number of shares of Eastern Common Stock subject to the Award would have been entitled as a result of such reorganization or consolidation.

   (d) In the event of a change in Eastern Common Stock, as presently constituted, which is limited to a change of all of its authorized shares into the same number of shares with par value or with a different par value or without par value, the shares resulting from any such change shall be deemed to be the common stock subject to the Plan.

   (e) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board whose determination in that respect, including any determination of the value of consideration received for shares, shall be final, binding and conclusive; provided, however, that no Incentive Stock Option granted pursuant to this Plan shall be adjusted in a manner that causes the Stock Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.


  11. Amendments and Discontinuance. The Board may amend, suspend or discontinue the Plan, but may not, without the prior approval of the Company's shareholders, make any amendment which operates: (a) to abolish the Committee, change the qualification of its members or withdraw its authority to interpret or administer the Plan as regards the issuance of Awards to Employees; (b) to make any material change in the class of eligible Employees or Non-employee Directors under the Plan; (c) to increase the total number of shares for which Awards may be granted under the Plan except as permitted by the provisions of Section 10 hereof; (d) to extend the term of the Plan; (e) to extend the maximum Incentive Stock Option period or to change the Non-qualified Stock Option period for Non-employee Directors; or (f) to decrease the minimum Incentive Stock Option price or to change the Non-qualified Stock Option price for Non-employee Directors.

  Notwithstanding the above, however, in no event may the Board amend any of the following provisions of the Plan more than once every six months (other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder); (a) the provisions of Section 4(b) of the Plan designating those Non-employee Directors who will be granted Non-qualified Stock Options under the Plan, the date on which the options will be granted, and the number of shares subject to the options; and (b) the provisions of Section 6.3 setting the purchase price of the shares subject to the Non-qualified Stock Options.


  12. Continuance of Employment. Neither the Plan nor the granting of any Award hereunder shall impose any obligation to continue the employment of any Employee by the Company or retain any Non-employee Director as a member of the Board.


  13. Tax Withholding. The Company shall have the power to withhold, or require an optionee to remit to the Company, an amount sufficient to satisfy Federal, state and local withholding tax requirements on any Award granted under the Plan. To the extent permissible under applicable tax, securities and other laws, the Company may, in its sole discretion, permit the Employee or the Non-employee Director (as the case may be) to satisfy a tax withholding requirement by directing the Company to apply shares of Eastern Common Stock to which he is entitled as a result of the exercise of a Stock Option or the lapse of restrictions on shares of Restricted Stock.

  14. Required Notifications by Optionee. If any optionee shall dispose of shares of Eastern Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (whereby the optionee makes a disqualifying disposition of the shares before expiration of the applicable holding periods), then such optionee shall notify the Company of such disqualifying disposition within ten days of the disposition.


  15.  Limits of Liability.

   (a) Any liability of the Company to any Employee or Non-employee Director with respect to an Award shall be based solely upon the contractual obligations created by the Plan and the Award Agreement.

   (b) Neither the Company, nor any member of the Board or the Committee, nor any other person participating in the determination of any question under the Plan or the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith, under the Plan.


  16. Governing Law. The Plan, and all Award Agreements hereunder, shall be construed in accordance with the laws of the State of Connecticut.


  17. Effective Date. The Plan shall become effective only if and when approved by the Company's shareholders at their annual meeting to be held on April 26, 1995.